UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2026, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Goldman Sachs & Co. LLC, and Citigroup Global Markets Inc. (the “Underwriters”), related to a public offering (the “Offering”) of 16,744,187 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at a price to the public of $10.75 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 2,511,628 shares of its Common Stock at the public offering price, less underwriting discounts and commissions. The Underwriters exercised such option in full on April 29, 2026. The Offering closed on April 30, 2026. All the shares of Common Stock in the Offering were sold by the Company.

The Company estimates that the net proceeds of this Offering, after deducting underwriting discounts and commissions and estimated offering expenses, were approximately $194.6 million. The Company intends to use the net proceeds from the Offering to advance the clinical development and prepare for the commercial launch of its lead programs, research and develop other pipeline candidates, and potential acquisitions, as well as for working capital and other general corporate purposes.

Based on the Company’s planned use of the net proceeds, the Company believes the net proceeds of the Offering, together with its existing cash, cash equivalents and marketable securities and research and cost reimbursement funding from its collaboration agreements, will enable the Company to fund its ongoing operating expenses and capital expenditure requirements at least into 2028, excluding any potential revenue from product sales after the potential approval of lonvoguran ziclumeran for the treatment of hereditary angioedema anticipated in the first half of 2027, milestone payments or extension fees that could be earned and distributed under the Company’s collaboration agreements, or any strategic use of capital not currently in the base case planning assumptions.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-275740), including the prospectus dated November 24, 2023, as supplemented by a prospectus supplement dated April 28, 2026. This Current Report on Form 8-K (“Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy any of the shares of Common Stock.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Goodwin Procter LLP, relating to the legality of the shares of Common Stock, is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2026, the Company disclosed in a preliminary prospectus supplement related to the Offering that its preliminary unaudited cash, cash equivalents and marketable securities as of March 31, 2026 were approximately $517.2 million. The Company raised approximately $33.6 million in net proceeds from the sale of shares of Common Stock under an “at the market” equity offering program during the quarter that ended March 31, 2026.

The preliminary financial data included in this Current Report has been prepared by, and is the responsibility of the Company’s management. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, has not audited or reviewed nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The Company has not yet completed its quarter-end financial close process for the quarter ended March 31, 2026. This estimate of the Company’s cash, cash equivalents and marketable securities as of March 31, 2026 is preliminary, has not been audited and is subject to change upon completion of its financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of March 31, 2026.

The information contained in this Current Report under Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding

Intellia’s anticipated public offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to Intellia’s strategy, business plans, and focus, anticipated net proceeds from the Offering, anticipated use of proceeds from the Offering, expectations regarding Intellia’s cash runway, and potential approval of lonvoguran ziclumeran for the treatment of hereditary angioedema, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements, including, without limitation, uncertainties related to market conditions. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference in the prospectus supplement and accompanying prospectus related to the Offering filed with the SEC. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 28, 2026

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: April 30, 2026	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President